UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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First Citizens Banc Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST CITIZENS BANC CORP
SANDUSKY, OHIO
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 17, 2007
TO THE SHAREHOLDERS:
     Notice is hereby given that the annual meeting of the shareholders of First Citizens Banc Corp (the “Corporation”) will be held at the Cedar Point Center Facility, BGSU Firelands College, One University Drive, Huron, Ohio, on Tuesday, April 17, 2007, at 10:00 a.m., E.D.T., for the purpose of considering and voting upon the following:
1.	To amend and restate the Corporation’s Code of Regulations to change the term of each Director from three years to one year and to delete the provisions which provide for the staggered election of Directors and replace them with provisions which provide that each Director will be elected annually.

2.	Assuming that Proposal 1 is approved, to elect three (3) Directors to serve one-year terms expiring in 2008 and when their successors are elected and qualified or, if Proposal 1 is not approved, to elect three (3) Class I Directors to serve for three (3) year terms expiring in 2010 and when their successors are elected and qualified.

3.	To approve the proposed fees for non-employee directors.

4.	To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.
     Only those shareholders of record at the close of business on March 1, 2007 will be entitled to notice of and to vote at the meeting.
     Included with this notice are a Proxy Statement and proxy. The Proxy Statement and the accompanying proxy will be sent to shareholders by mail on or about March 16, 2007. It will be appreciated if you will complete your proxy promptly as described in the proxy statement.
By Order of the Board of Directors
Donna J. Dalferro, Secretary
First Citizens Banc Corp
March 16, 2007

FIRST CITIZENS BANC CORP
100 East Water Street, P. O. Box 5016
Sandusky, Ohio 44870
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 17, 2007
     The enclosed proxy is being solicited by the Board of Directors of First Citizens Banc Corp (the “Corporation”) for use at the annual meeting of shareholders of the Corporation to be held April 17, 2007, at 10:00 a.m., E.D.T. (and at any adjournments thereof), at the Cedar Point Center Facility, BGSU Firelands College, Huron, Ohio.
     Shareholders may insure their representation by completing, signing, dating and promptly returning the enclosed form of proxy in the return envelope, which requires no postage if mailed in the United States. Alternately, shareholders holding shares registered directly with the Corporation’s transfer agent, Illinois Stock Transfer Company, may appoint proxies to vote electronically via the Internet or by using the toll-free telephone number given on the form of the proxy. The deadline for transmitting voting instructions electronically via the Internet or telephonically is 11:59 p.m. local time in Sandusky, Ohio, on April 13, 2007. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by those shareholders.
     The proxy may be revoked by a shareholder at any time before it is exercised by sending a written notice of revocation to the Secretary, First Citizens Banc Corp, 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870, by submitting a subsequently dated proxy or by revoking such proxy in open meeting. A shareholder may also change such shareholder’s vote by executing and returning to the Company a later-dated proxy, by a later-dated vote through the Internet site, by using the toll-free telephone number stated on the form of proxy, or by voting at the open meeting. In addition to the use of the mails, solicitation of proxies may be made by personal interviews and telephone by Directors and officers of the Corporation, who will not be additionally compensated for such services. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the stock held of record by such persons and will be reimbursed by the Corporation, upon request, for their out-of-pocket costs and clerical expenses incurred in connection with such solicitation. All other expenses for solicitation of proxies will be borne by the Corporation.
     The only class of stock of the Corporation presently outstanding is no par common shares. The total number of outstanding common shares at the close of business on March 1, 2007, the record date for determination of the shareholders entitled to vote at the meeting, was 5,455,300, and there are 5,430,429 common shares entitled to vote at the meeting. (As of the record date, the individuals entitled to the remaining shares had not exchanged stock in an acquired company for the shares in the Corporation.) A majority of the outstanding common shares represented in person or by proxy shall constitute a quorum at the Annual Meeting.
     Under the General Corporation Law of the State of Ohio, each shareholder will have cumulative voting rights in the election of Directors if any shareholder gives written notice to the President, Secretary or any Vice President of the Corporation (not less than forty-eight hours before the meeting if at least ten days notice of the meeting has been given) that the shareholder desires to cumulate votes in the election of Directors. Cumulative voting allows the shareholder to multiply the number of shares that he or she may be entitled to vote by the total number of Directors to be elected and to cast the entire number of such votes for one candidate or to distribute them among any two or more candidates. If a shareholder properly requests cumulative voting, the persons named in the accompanying proxy intend to vote the proxies they receive cumulatively allocating the votes among the nominees for Director as they deem best. For all other purposes each share is entitled to one vote.
     At the meeting, the shareholders will consider and vote upon the following: (i) the adoption of an amendment to the Code of Regulations concerning the length of the term and the frequency of election of Directors and the restatement of the Code of Regulations to include that provision; (ii) the election of three (3) Directors of the Corporation; (iii) the proposed fees for non-employee Directors; and (iv) any other business that may be properly brought before the meeting or any adjournment thereof.
     The three (3) nominees receiving the highest number of votes cast, including votes cast cumulatively, shall be elected Class I Directors (subject to the elimination of the classes if Proposal 1 is approved). Approval of the proposed fees for non-employee Directors requires the affirmative vote of a majority of shares represented at the meeting. The affirmative vote of a majority of the outstanding shares of the Corporation will be required to approve the proposed amendment to the Code of Regulations and to adopt the amended and restated Code of Regulations. An abstention will be deemed to be present for the purpose of determining a quorum for the meeting, but will not be counted as voting for or against the issue to which it relates.

     The Corporation’s business is carried on primarily by its wholly-owned subsidiaries: The Citizens Banking Company, SCC Resources, Inc., First Citizens Insurance Agency, Inc., and Water Street Properties, Inc. (collectively the “Subsidiaries”).

(This Page Intentionally Left Blank)

PROPOSAL 1
AMENDMENT TO CODE OF REGULATIONS CONCERNING TERM AND ELECTION
OF DIRECTORS AND RESTATEMENT OF CODE OF REGULATIONS
     The Corporation’s current Code of Regulations provides that the Board be divided into three classes of directors, with each director being elected to serve a three year term. For example, if the Corporation had 12 directors, then 4 directors would stand for election each year. The Corporation recognizes that the annual election of each director would facilitate the ability of the shareholders to make changes to the Directors. The Corporation proposes that the Code be amended and restated to provide for the annual election of all directors. If this Proposal is approved, then the terms of all directors, including those elected at the 2007 annual meeting, will end at the 2008 annual meeting of shareholders. Thereafter, all directors will be elected for one-year terms.
     The text of the proposed amendment is set forth in Annex A to this Proxy Statement and the following summary is subject to the attached text. Under the proposed amendment, the term to which each director is elected would be reduced from three (3) years to one (1) year. The Board of Directors would not be divided into classes for the purposes of election. All directors would be elected each year. The Code of Regulations would be restated with this change.
Vote Required
     The affirmative vote of the holders of a majority of the outstanding shares of the Corporation is required to adopt this amendment to the Code of Regulations. The Board of Directors of the Corporation recommends that shareholders vote for adoption of this amendment to the Code of Regulations. Unless otherwise indicated, the accompanying proxy will be voted in favor of approving this amendment to the Code of Regulations.
PROPOSAL 2
ELECTION OF DIRECTORS
Information Concerning Directors and Nominees
     The Code of Regulations of the Corporation provides that the number of Directors shall be not less than five (5) nor more than twenty-five (25), as from time to time shall be determined by Resolution of the Board of Directors of the Corporation. During 2006, Robert L. Bordner resigned as a Director of the Corporation. At the end of 2006, George L. Mylander also resigned as a Director. The Board of Directors currently consists of 11 members. The terms of the four (4) Class I Directors expire on the date of the annual meeting in 2007. However, consistent with a plan to reduce the overall number of Directors, the Board of Directors has nominated three individuals for election as Directors and will maintain one vacancy in this class.
     As discussed in Proposal 1, the Corporation has proposed to amend and restate its Code of Regulations to remove the staggered Board provision and to provide that all Directors are elected on an annual basis. If Proposal 1 is approved at the annual meeting, the nominees named below will be elected to serve a one (1) year term expiring in 2008 and when their successors are elected and qualified. If Proposal 1 is not approved at the annual meeting, then the nominees named below will be elected Class I Directors with terms expiring in 2010, consistent with the current Code of Regulations. The proxies solicited hereby, unless directed to the contrary therein, will vote for the nominees named below and cannot be voted for a greater number of persons than the number of nominees named below. All of the nominees have expressed their willingness to serve. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a Director, but if for any reason any of these nominees should not be available or able to serve, the accompanying proxy will be voted by the persons acting under the proxy according to the best judgment of the persons named in the proxy. The Board of Directors recommends that shareholders vote “FOR” the nominees listed below.
     The following table lists the Directors of the Corporation, and named executive officers from the Summary Compensation table on page 14, their principal occupations and present positions with the Corporation or any of the Subsidiaries, the year they first became Directors of the Corporation, and their age and the number of the Corporation’s common shares beneficially owned by them, as of March 1, 2007:

Name and principal occupation or				Approximate
employment for the past five years; present			Beneficial	percentage of
membership on committees and Boards of			Ownership of	outstanding	Term of Office
Subsidiaries.	Director Since	Age	Common Shares	Common Shares	Expires
Nominees:
Laurence A. Bettcher	2005	67	39,200	*	2007
President,
Bettcher Industries, Inc.
(1) (13) (24)
Allen R. Nickles	2003	57	2,500	*	2007
Certified Public Accountant,
Partner, Payne Nickles &
Company
(2) (15) (17) (24)
David A. Voight	1989	65	17,429	*	2007
President, First Citizens
Banc Corp
Chairman, The Citizens
Banking Company
(3) (13) (20) (21) (22) (23) (24)

Name and principal occupation or				Approximate
employment for the past five years; present			Beneficial	percentage of	Term of
membership on committees and Boards of			Ownership of	outstanding Common	Office
Subsidiaries.	Director Since	Age	Common Shares	Shares	Expires
Directors Continuing in Office and Named Executive Officers
Robert E. Dentinger	2005	53	4,242	*	2008
General Manager,
Country Star Co-Op
(17) (24)
Blythe A. Friedley	1998	57	80,500	1.48%	2009
Friedley Insurance Company
Director,
Union Banking Company
(4) (13) (15) (18) (22)
James O. Miller	2006	54	11,480	*	2009
Executive Vice President,
First Citizens Banc Corp
President and CEO, The
Citizens Banking Company
(5) (13) (20) (21) (22) (23) (24)
W. Patrick Murray	1983	66	142,000	2.61%	2009
Attorney, Murray & Murray
Attorneys at Law
(6) (15) (17) (18) (20)
Robert L. Ransom	2001	60	780	*	2009
Funeral Director,
Ransom Funeral Home
(7) (13) (16) (24)

Name and principal occupation or				Approximate
employment for the past five years; present			Beneficial	percentage of	Term of
membership on committees and Boards of			Ownership of	outstanding Common	Office
Subsidiaries.	Director Since	Age	Common Shares	Shares	Expires
Daniel J. White	2002	57	1,205	*	2009
International Business
Consultant
Retired President, Geotrac
(8) (14) (16) (17) (19) (24)
J. George Williams	2005	70	36,650	*	2008
Owner, Secretary/Treasurer
W & W Farms and Thousand
Oaks Farms, Inc.
Chairman, FNB Financial
Corporation until October,
2004 and Chairman, First
National Bank of Shelby until
October, 2004
(9) (19) (20) (24)
Todd A. Michel		42	6,419	*
Senior Vice President,
Financial Operations,
First Citizens Banc Corp
(10) (24)
James E. McGookey		56	685	*
Senior Vice President,
General Counsel
First Citizens Banc Corp
(11) (21) (22) (23) (24)
Charles C. Riesterer		52	6,410	*
Senior Vice President,
Lending First Citizens Banc Corp (12) (24)
Directors and Executive			349,500	6.42%
Officers as a Group (16 people)

(1)	9,400 shares held by Laurence A. Bettcher Trust; 27,750 shares held by Laurence A. Bettcher IRAs; 2,050 shares held by Sandusky Bay Company, Ltd., a limited liability company owned by Laurence A. Bettcher.

(2)	900 shares owned by Allen R. Nickles; 1,100 shares owned by Diane L. Nickles, spouse of Allen R. Nickles; 500 shares owned by child of Allen R. Nickles.

(3)	7,929 shares owned by David A. Voight Trust. Also includes 9,500 currently exercisable options.

(4)	53,667 shares owned by Blythe A. Friedley Trust; 22,067 shares owned by Arlene M. Friedley CRUT Trust; 4,766 shares owned by Arlene M. Friedley Trust.

(5)	2,700 shares owned by Martha Miller IRA, spouse of James O. Miller; 480 shares owned by children of James O. Miller. Also includes 8,300 currently exercisable options.

(6)	31,300 shares owned by W. Patrick Murray IRA; 110,700 shares owned by W. Patrick Murray.

(7)	80 shares owned by Robert L. Ransom; 700 shares owned by Robert L. Ransom and Janet Ransom, spouse of Robert L. Ransom.

(8)	552 shares owned by Daniel J. White IRA; 653 shares owned by Daniel J. White.

(9)	34,000 shares owned by J. George Williams Trust; 1,150 shares owned by Doris Williams, spouse of J. George Williams; 1,500 shares owned by J. George Williams IRA.

(10)	19 shares owned by Todd A. Michel and Lynn A. Michel, spouse of Todd A. Michel. Also includes 6,400 currently exercisable options.

(11)	685 shares held in James E. McGookey IRA.

(12)	Includes 6,400 currently exercisable options.

(13)	Member of Asset-Liability Committee.

(14)	Alternate member of Asset-Liability Committee.

(15)	Member of Nominating and Corporate Governance Committee.

(16)	Alternate Member of Nominating and Corporate Governance Committee.

(17)	Member of Audit Committee.

(18)	Member of Compensation, Benefits and Liability Committee.

(19)	Alternate Member of Compensation, Benefits and Liability Committee.

(20)	Member of Board of Directors of The Citizens Banking Company.

(21)	Member of Board of Directors of SCC Resources, Inc.

(22)	Member of Board of Directors of First Citizens Insurance Agency, Inc.

(23)	Member of Board of Directors of Water Street Properties, Inc.

(24)	Indicates less than 1% beneficial ownership.
Boards and Committees
     It is the policy of the Corporation that its Directors also serve as Directors of certain of its Subsidiaries. The Board of the Corporation met 10 times in 2006. All Directors attended at least 75% of the total number of meetings of the Board and the committees on which he or she served. Ten of the Directors attended the 2006 Annual Meeting. The Corporation does not have a policy with regard to Board members’ attendance at annual meetings. The Corporation has determined that all Directors, except David A. Voight and James O. Miller, are “independent” under the listing standards of NASD.
     The Board of the Corporation has the following standing committees: Asset-Liability Committee, Nominating and Corporate Governance Committee (“Nominating Committee”), Audit Committee, and Compensation, Benefits and Liability Committee. The members of each of these committees are indicated by footnotes in the table of Directors on pages 6-8. All members of the Audit Committee are “independent” under the listing standards of the NASD. All members of the Nominating Committee are also “independent” under the listing standards of the NASD. The Asset-Liability Committee met 4 times in 2006; the Nominating Committee met 5 times in 2006; the Audit Committee met 4 times in 2006; and the Compensation, Benefits, and Liability Committee met 1 time in 2006.
     The Asset-Liability Committee establishes and monitors the volume and mix of the subsidiary bank’s assets and funding sources in an effort to assist in managing and maintaining the subsidiary bank’s profits. The Compensation, Benefits and Liability Committee recommends compensation for executive officers and annual budgetary levels for employee compensation and benefits; reviews and establishes the policies for all benefit programs for the Corporation and its Subsidiaries; reviews and recommends the affirmative action program for the Corporation and its Subsidiaries; and reviews and makes recommendations for benefit insurance programs of the Corporation and its Subsidiaries.
     The Corporation has a standing Nominating Committee. The Nominating Committee recommends to the Corporation’s Board of Directors the names of those persons to be proposed for election as Directors of the Corporation at its Annual Meeting and is responsible for reviewing and establishing corporate governance policies and programs. The Board of Directors has adopted a written charter for the Nominating Committee. A copy of this charter is posted on the Corporation’s website and may be viewed at www.fcza.com. It has not adopted a formal policy with regard to consideration of any director candidates recommended by security holders which is deemed appropriate because the Nominating Committee considers all recommendations for candidates from any source. Any shareholder recommendations, including recommendations as to Director candidates, to be considered by the Nominating Committee should be sent in writing to it in care of the Corporation’s Secretary at 100 East Water Street, Sandusky, Ohio 44870. The Nominating Committee has adopted criteria for evaluating Director candidates and existing Directors, but it has not established specific, minimum qualifications that must be met by any nominee or any specific qualities or skills that are necessary for a Director to possess. The Nominating Committee identifies nominees by considering and retaining the recommendations from all sources and evaluates them by applying the criteria that it has adopted.
     The Audit Committee receives and reviews on a regular basis the internal audits of the Corporation and its Subsidiaries and reviews the drafts of the Corporation’s financial statements received by its independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which is posted on the Corporation’s website and may be viewed at www.fcza.com. The Board of Directors has determined that the Corporation has at least one audit committee financial expert. The financial expert is Allen R. Nickles, who is “independent” under the listing standards of the NASD.
PROPOSAL 3
APPROVAL OF DIRECTOR FEES FOR NON-EMPLOYEE DIRECTORS
     The non-employee Directors receive a fee for attending Board and committee meetings. The Board has approved a proposal that non-employee Directors be paid the following fees for service on the Board of Directors during 2007: $500.00 per Board of Directors meeting attended, except there will be no fee paid to those Directors who are also Directors of The Citizens Banking

Company when such meeting immediately follows or precedes a meeting of the Board of Directors of the Company. The Board believes that the proposed fees are competitive with the fees paid by other financial holding companies in our markets and will ensure that we attract and retain qualified Board members. The Board of Directors recommends that you vote “FOR” the proposed fees for non-employee Directors.
Compensation of Directors
     During 2006, the non-employee Directors of the Corporation and each of its Subsidiaries received a Director’s fee at the rate of $500.00 per Board of Directors meeting attended, except that the fee was lowered to $100.00 for those Directors who are also Directors of The Citizens Banking Company when such meeting immediately followed or preceded a meeting of the Board of Directors of The Citizens Banking Company. During 2006, the Directors of the Corporation received $250.00 per committee meeting attended. Directors who are also officers of the Corporation and/or the Subsidiaries do not receive any compensation as directors or for attendance at any committee meetings.
DIRECTOR COMPENSATION TABLE

		Change in
		Nonqualified
		Deferred
	Fees Earned or Paid	Compensation	Total
Name	in Cash	Earnings	($)
Robert L. Bordner	$3,750		$3,750
Laurence A. Bettcher	$5,750		$5,750
J. George Williams
Robert E. Dentinger	$6,000		$6,000
Robert L. Ransom
Daniel J. White
George L. Mylander	$6,500		$6,500
Leslie D. Stoneham	$6,750		$6,750
Blythe A. Friedley	$8,000		$8,000
W. Patrick Murray	$7,000		$7,000
Allen R. Nickles	$10,100		$10,100
The Corporation and each of its Subsidiaries have adopted a non-qualified Deferred Compensation Plan for each non-employee Director. Pursuant to each such plan, a Director may defer any or all of the Director fees or committee fees earned by such Director during a particular calendar year. During 2006, four Directors, Laurence A. Bettcher, Ronald E. Dentinger, Blythe A. Friedley and Allen R. Nickles, elected to defer a portion of their Director fees and/or committee fees earned as Directors of First Citizens Banc Corp.
Transactions/Proceedings with Directors, Officers and Associates
     The Subsidiary of the Corporation that is a bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Corporation, and associates of such persons, on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectibility or present other unfavorable features. The Corporation and the banking Subsidiary also have had and expect to have transactions in the ordinary course of business with their Directors, officers, principal shareholders, and their associates, on the same terms as those prevailing at the same time for comparable transactions with others. All such loans presently outstanding to Directors and executive officers, including their immediate families and companies in which they are executive officers, are performing loans.
     The Corporation, together with its subsidiaries, has retained the law firm of Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. to perform certain legal services in the past. During 2006, the Corporation, together with its Subsidiaries, paid Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. the sum of $138,041.25. While that law firm has merged with another law firm on January 1, 2007, it is anticipated that the relationship will continue during the coming year. James E. McGookey, Senior Vice-President and General Counsel of the Corporation, was formerly associated with that law firm, and his brother remains a shareholder in that law firm.
Section 16(a) Beneficial Ownership Reporting Compliance
     Under the federal securities laws, the Corporation’s Directors, executive officers and any persons holding more than ten percent (10%) of the Corporation’s stock are required to report their initial ownership of the Corporation’s common stock and any subsequent changes in their ownership to the Securities and Exchange Commission. In 2006, John O. Bacon, a Director of The

Citizens Banking Company, had a late Form-4 filing. George E. Steinemann and James L. Nabors, II, senior vice presidents of The Citizens Banking Company, each had one late filing of Form-4. In making these disclosures, the Corporation has relied solely on written representations of its Directors and executive officers and copies of the reports that they have filed with the Securities and Exchange Commission.
Code of Ethics
     The Corporation has a Code of Conduct (Ethics) applicable to all of its Directors, officers and employees, including its principal executive officer and its principal financial officer. The Corporation has not granted waivers to any Director or executive officer. A copy of the Code of Conduct (Ethics) is posted on the Corporation’s website and may be reviewed at www.fcza.com.
Communication with Board
     There is a process for security holders to send communications to the Corporation’s Board of Directors. Security holders can send communications to the Board or to a specified Director by mailing the communication to James E. McGookey, Senior Vice President and General Counsel, at 100 East Water Street, Sandusky, Ohio 44870. All such communications will be relayed as requested.
Principal Independent Accountants
     Crowe Chizek and Company LLC (“Crowe”) served as the Corporation’s principal independent accountants during 2005 and 2006. The Corporation is in the process of selecting its principal independent accountant for 2007. The Audit Committee pre-approves all services to be rendered by Crowe and the fees for such services. Proposals submitted by Crowe are presented to and acted upon at meetings of the Committee. Crowe billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to the Corporation and its subsidiaries for the years 2005 and 2006. Representatives of Crowe are expected to be present at the annual meeting. They will be available to respond to appropriate questions and may make a statement if they desire to do so.

	2005	2006
Audit Fees (1)	$285,700	$211,200
Audit Related Fees (2)	$16,700	$22,120
Tax Fees (3)	$25,500	$25,600
All Other Fees (4)	$45,475	$5,275

	$373,375	$264,195

(1)	Includes fees related to the consolidated financial audit for the Corporation, including quarterly reviews, review of Forms 10-Q and 10-K, attestation of management reports on internal controls under Section 404 of the Sarbanes-Oxley Act of 2002, issuance of consent relating to the tender offer filing, and issuance of FHLB Collateral opinion

(2)	Includes fees related to the audit of the 401(k) Plan and Pension Plan.

(3)	Includes fees for services performed related to the preparation of various federal, state and local income tax returns, tax planning and tax related research on the Mr. Money merger.

(4)	Includes fees for compliance services including training and compliance review of HMDA and Trust services for 2005. Fees also include education and software provided for Corporation’s compliance with Section 404 and the Sarbanes-Oxley Act of 2002.
     The Committee has been provided with information regarding the services provided by Crowe and has considered the compatibility of such services with maintaining the auditors’ independence. All of the services were approved by the Committee.
Audit Committee Report
     The Corporation’s Audit Committee has reviewed and discussed with management and with Crowe, the Corporation’s independent auditing firm, the audited financial statements of the Corporation for the year ended December 31, 2006. In addition, the Committee has discussed with Crowe the matters required by Statements on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
     The Committee also has received the written disclosures from Crowe required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T., and has discussed with Crowe its independence from the Corporation.

     Based on the foregoing discussions and reviews, the Audit Committee has recommended to the Corporation’s Board of Directors that the audited financial statements for the year ended December 31, 2006 be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.
Respectfully submitted,
The Audit Committee
Allen R. Nickles, Chairman
William F. Boose
Ronald E. Dentinger
W. Patrick Murray
Daniel J. White
EXECUTIVE OFFICERS OF THE CORPORATION
     The following table sets forth the names and ages of all current executive officers of the Corporation, all executive positions and offices held with the Corporation and terms of such positions and offices.

NAME	AGE	POSITION
David A. Voight	65	Chief Executive Officer of the Corporation since 2001
		President of the Corporation since 1994
		Chairman of the Board of The Citizens Banking Company since 2002
		Chief Executive Officer of The Citizens Banking Company from 1992 to 2005
		President of The Citizens Banking Company from 1992 to 2002
		Executive Vice President of The Citizens Banking Company from 1989 to 1991
		Senior Vice President of The Citizens Banking Company from 1985 to 1989
		Director of the Corporation since 1990
		Director of The Citizens Banking Company since 1989
		Director of SCC Resources, Inc. since 1993
		Director of First Citizens Insurance Agency, Inc. since 2001
		Director of Water Street Properties, Inc. since 2003
James O. Miller	54	Executive Vice President of the Corporation since 1998
		Senior Vice President/Controller of the Corporation from 1994 to 1997
		Chief Executive Officer of The Citizens Banking Company since 2005
		President of The Citizens Banking Company since 2002
		Executive Vice President of The Citizens Banking Company from 1998 to 2002
		Senior Vice President of The Citizens Banking Company from 1996 to 1998
		Senior Vice President/Controller of The Citizens Banking Company from 1992 to 1995
		Director of the Corporation since 2006
		Director of The Citizens Banking Company since 2000
		Director of First Citizens Insurance Agency, Inc. since 2005
		Director of SCC Resources, Inc. since 2005
		Director of Water Street Properties, Inc. since 2003
Charles C. Riesterer	52	Senior Vice President of the Corporation since 1998
		Executive Vice President of The Citizens Banking Company since 2005
		Senior Vice President of The Citizens Banking Company from 1998 to 2005
		Vice President of The Citizens Banking Company from 1992 to 1998
		Asst. Vice President of The Citizens Banking Company from 1987 to 1991
Richard J. Dutton	44	Senior Vice President of the Corporation since 2006
		Executive Vice President of The Citizens Banking Company since 2006
		Vice President and Treasurer of Peoples Ohio Financial Corp. from 2002 to 2006
		Partner in charge of Kentucky/Southern Indiana Financial Institution
		Practice, BKD, LLP prior to 2002
LeRoy C. Link	57	Senior Vice President of the Corporation since 1998
		President of SCC Resources, Inc. since 1993
		Director of SCC Resources, Inc. since 1993

NAME	AGE	POSITION
Todd A. Michel	42	Senior Vice President/Controller of the Corporation since 2000
		Senior Vice President/Controller of The Citizens Banking Company since 1999
		Vice President/Controller of The Citizens Banking Company from 1998 to 1999
		Vice President/Controller of the Corporation from 1998 to 2000
		Controller of The Citizens Banking Company from 1996 to 1998
James E. McGookey	56	Senior Vice President and General Counsel of the Corporation since 2002
		Senior Vice President of The Citizens Banking Company since 2002
		Director of Water Street Properties, Inc. since 2003
		Director of First Citizens Insurance Agency, Inc. since 2003
		Director of SCC Resources, Inc. since 2004
		Shareholder/Attorney of Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. (law
		firm) handling representation of business clients including the Corporation from 2000 to 2002
Bruce A. Bravard	58	Senior Vice President of the Corporation since 2003
		Senior Vice President of The Citizens Banking Company since 2005
		President and Chief Executive Officer of First Citizens Bank from 2004 to 2005
		Senior Vice President of The Citizens Banking Company from 2003 to 2004
		President and CEO of The Castalia Banking Company from 1999 to 2002
		Senior Vice President of The Castalia Banking Company from 1993 to 1999
		Vice President of The Castalia Banking Company from 1991 to 1992
		Asst. Vice President of The Castalia Banking Company from 1987 to 1991
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Objectives
     The objective of the Company’s compensation programs is to fairly compensate the executive officers in light of their individual performances and their contributions to the performance of the Company, thereby aligning executives’ incentives with shareholder value creation. The compensation philosophy is designed to reward effort and achievement by the officers and provide them with compensation targeted at market competitive levels. There are three elements to the compensation programs that the Company uses-the officer’s base salary, the company’s retirement plans and the First Citizens Banc Corp Stock Option and Stock Appreciation Rights Plan. The Company believes that, by setting and adjusting these elements, it has the flexibility to offer appropriate incentives to its executive officers.
Compensation Components
     Base Salary
     The Company chooses to use a base salary as the primary element of its officers’ compensation. An officer’s base salary is reflective of
(1)	the size and complexity of the organization,

(2)	peer comparisons of base salaries for similar organizations, similar markets and similar performance,

(3)	the ability of the officers to implement and achieve the long term goals of the Company,

(4)	the ability of the officers to develop and maintain a team of qualified managers for the day-to-day operations, the management of risks, future planning and succession and

(5)	the performance and current budget of the Company.
In setting an officer’s base salary, the Company considers parameters set by its size and complexity and the salaries offered by peers. Some of the resources used to compare the compensation offered by peers were America’s Community Bankers Compensation Survey, Banks Administrators Institute Bank Cash Compensation Survey and Crowe Chizek Financial Institutions Survey. It also considers the success of the Company as measured by its results compared to previous years in determining the overall adjustments to officers’ salaries. It adjusts the specific salaries to reflect the contributions of the manager to the Company’s operations and the accomplishment of its long term goals. Based on a review of the broad databases and other publicly available information, the Company believes that its executive compensation is in line with its compensation philosophy.

     The Board of Directors, after considering recommendations from its Compensation, Benefits and Liability Committee (the “Compensation Committee”), establishes a range for the salaries of all executive officers. The President and the Executive Vice President determine the salaries of the other executive officers considering the ranges set. The Compensation Committee also presents to the Board of Directors a recommendation concerning the salaries of the President and the Executive Vice President, and the Board determines the specific salaries of those officers, without their involvement.
     Employee Benefit Plans
     As an element of long-term compensation, the Company has had a defined benefit pension plan for all of its employees. It also sponsors a 401(k) plan and matches (subject to limits) employees’ contributions to the plan. The amount contributed on behalf of the executive officers is determined in accordance with the provisions of the plans applicable to all employees. The Company expects these plans to promote longevity with the Company and discourage turnover among its executive officers and other employees.
     Stock Option and Stock Appreciation Rights Plan
     The Company has, in the past, used its Stock Option and Stock Appreciation Rights Plan as an element of the compensation for executive officers. The long-term compensation provided by the plan was intended to further align the interest of its executive officers with those of its shareholders. Stock options were granted to executive officers based upon their contributions to the results of the Company. The Board of Directors made the specific award of options based upon recommendations initiated from a subcommittee of the Compensation Committee. Several of the executive officers hold vested unexercised options. However, consistent with the efforts to control expenses, no stock options were granted in 2005 or 2006.
     See the narrative to the Summary Compensation Table for a description of these plans.
2006 SUMMARY COMPENSATION TABLE
     Under rules established by the Securities and Exchange Commission (the “SEC”), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation’s Chief Executive Officer, the principal financial officer and, if applicable, the three other most highly compensated Executive Officers whose compensation exceeded $100,000 during the Corporation’s fiscal year. The disclosure requirements, as applied to the Corporation, include the Corporation’s President and Chief Executive Officer, Mr. David A. Voight, the Corporation’s Controller, Mr. Todd A. Michel, the Corporation’s Executive Vice-President and The Citizens Banking Company’s President and Chief Executive Officer, Mr. James O. Miller, the Corporation’s Senior Vice President and General Counsel, Mr. James E. McGookey and the Corporation’s Senior Vice President, Mr. Charles C. Riesterer.
     The following table sets forth information as to the cash compensation paid or accrued by the Corporation or the Subsidiaries during 2006:

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
				Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)	($)	($)	($) (1)	($) (2)	($)
David A. Voight	2006	$240,000	$0	$0	$0	$0	$149,657	$3,219	$392,876
President and CEO	2005	$230,125	$0	$0	$0	$0	$131,030	$3,413	$364,568
	2004	$206,500	$0	$0	$0	$0	$78,847	$3,021	$288,368

Todd A. Michel	2006	$95,000	$0	$0	$0	$0	$19,526	$1,425	$115,951
Sr. Vice President/	2005	$95,125	$0	$0	$0	$0	$17,876	$1,427	$114,428
Controller	2004	$86,627	$0	$0	$0	$0	$7,107	$1,315	$95,049

James O. Miller	2006	$195,000	$0	$0	$0	$0	$82,022	$2,175	$279,197
Ex. Vice President,	2005	$175,125	$0	$0	$0	$0	$60,732	$1,877	$237,734
President and CEO,	2004	$153,853	$0	$0	$0	$0	$34,334	$1,867	$190,054
The Citizens Banking
Company

James E. McGookey	2006	$145,000	$0	$0	$0	$0	$21,841	$2,175	$169,016
Sr. Vice President/	2005	$145,525	$0	$0	$0	$0	$32,829	$2,183	$180,537
General Counsel	2004	$135,125	$0	$0	$0	$0	n/a	$2,207	$137,332

Charles C. Riesterer	2006	$117,500	$0	$0	$0	$0	$57,579	$1,763	$176,842
Sr. Vice President	2005	$115,125	$0	$0	$0	$0	$43,129	$1,727	$159,981
	2004	$94,410	$0	$0	$0	$0	$16,960	$1,412	$112,782

(1)	Represents change in pension value

(2)	Represents contributions to the 401(k) plan.
The Corporation has an employment agreement with Mr. McGookey that has a term of five years and provides for a minimum salary of $135,000.
Defined Contribution Plan
     The Corporation also maintains a tax-qualified defined contribution plan 401(k) for its employees. The plan has been adopted by each of the Subsidiaries of the Corporation. Effective January 1, 2002, all employees who have completed three months of service are eligible to participate in the plan. Subject to limitations established by the Internal Revenue Code, employees may defer up to 100 percent of annual compensation. The 2006 limit is $15,000; it will be increased in future years for cost of living changes. In 2006, the catch-up provision permits participants age 50 or older to increase their pre-tax salary deferral limit by $5,000. The Corporation may make a matching contribution for all participants who have elected to make salary deferral contributions. The amount of the matching contributions, if any, will be determined each plan year and announced to all participants. The amount of matching contribution for the years 2006, 2005, 2004, 2003 and 2002 was 25 percent of the salary deferred on the first 6 percent deferred. The Internal Revenue Code places a limit on the amount of salary deferred contributions and matching contributions on those employees classed as “highly compensated”. Contributions and matching contributions for highly compensated employees will be limited to an amount that enables the plan to meet certain non-discrimination testing.
Defined Benefit Pension Plan of the Corporation
     The Corporation has maintained a tax-qualified non-contributory defined benefit pension plan for its employees. The plan was been adopted by each Subsidiary of the Corporation. All employees who had attained age 20-1/2 and had completed at least six months of service were eligible to participate in the plan. The monthly pension benefit payable to an employee at normal retirement age (age 65) will be equal to 1.40 percent of the highest five-year average monthly compensation and multiplied by total years of service, plus 0.65 percent of average monthly compensation in excess of the Social Security covered compensation amount multiplied by years of service to a maximum of 35 years of service with the Corporation or its subsidiaries. For this purpose, an employee’s final average compensation is equal to the average of the monthly compensation paid to such employee during the period of five consecutive years of service prior to retirement which results in the highest average compensation. The compensation taken into account includes all cash compensation paid. The monthly pension benefit calculated under this formula is not subject to any offset or reduction for the employee’s Social Security benefit, but is subject to the annual benefit limitation established by the Internal Revenue Code.
     Under the plan, employees are eligible to retire and receive monthly benefits under the pension plan at age 65. In addition, employees may elect to begin receiving reduced benefits at an earlier age if they qualify for early retirement by attaining age 55. Pension benefits will generally be paid either as joint and survivor annuities or single life annuities, provided that participating employees who obtain their spouse’s consent may elect to receive their benefits in one of several other optional forms of benefit, including a lump sum distribution of the present value of the benefit.
     During 2006, the Corporation amended the plan to provide that no employee shall become a participant in the plan after December 31, 2006 and the benefits paid by the plan will be offset by the profit sharing source of the Corporation’s defined contribution plan. The change was made to limit the Corporation’s potential liability under the plan.

				Payments
			Present Value of	During Last
		Number of Years	Accumulated	Fiscal Year
Name	Plan Name	Credited Service (#)	Benefit ($)	($)
David A. Voight	Pension Plan for Employees of First Citizens Banc Corp and Its Affiliates	21	$811,998	-0-
Todd A. Michel	Pension Plan for Employees of First Citizens Banc Corp and Its Affiliates	21	$86,696	-0-
James O. Miller	Pension Plan for Employees of First Citizens Banc Corp and Its Affiliates	20	$329,705	-0-
James E. McGookey	Pension Plan for Employees of First Citizens Banc Corp and Its Affiliates	4	$54,670	-0-
Charles C. Riesterer	Pension Plan for Employees of First Citizens Banc Corp and Its Affiliates	30	$239,373	-0-
     As of December 31, 2006, Mr. Voight had twenty-one years of service and a five year average covered compensation of $203,356 and Mr. Miller had twenty years of service and a five year average covered compensation of $159,533. Mr. McGookey had four years service as of December 31, 2006 and does not have a five year average covered compensation. As of December 31, 2006, Mr. Riesterer had thirty years of service and a five year average covered compensation of $100,132 and Mr. Michel had twenty-one years of service and a five year average covered compensation of $86,786.
Deferred Compensation
     The following table provides information regarding amounts accrued by the named executive officers in the Corporation’s Deferred Compensation Plan.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contribution in	Earnings in Last	Withdrawals/	Balance of Last
	Last Fiscal Year	Last Fiscal Year	Fiscal Year	Distributions	Fiscal Year –End
Name	($) (1)	($)	($)	($)	($)
James O. Miller	$50,000	-0-	$8,273	-0-	$205,475

(1)	The entire amount was reported as salary on the Summary Compensation Table.

The Plan allows an eligible employee to defer receipt of compensation to which the employee would be entitled. The amount deferred is credited with interest at a rate equal to the five-year United States Treasury Constant Maturity rate published by the Federal Reserve and adjusted monthly. The amount accrued will be distributed to the employee based upon an election made by the employee, subject to limits set by the Plan.
First Citizens Banc Corp Stock Option and Stock Appreciation Rights Plan
     On April 18, 2000, the shareholders of the Corporation approved the First Citizens Banc Corp Stock Option and Stock Appreciation Rights Plan (the “Plan”), which provides for discretionary grants of incentive stock options (under Internal Revenue Code Section 422), nonqualified stock options, and stock appreciation rights to certain executive employees. The Plan is administered by the Compensation, Benefits and Liability Committee of the Corporation’s Board of Directors, and provides that the exercise price of options granted hereunder shall not be less than the fair market value of the outstanding shares of the Corporation on the date the options are granted.
     The Corporation did not grant options to named executives during 2004, 2005 or 2006 and none of the named executive officers exercised any options in 2006.
     The following table provides information concerning the exercise of options and fiscal year-end option value.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Number of
	Securities
	Underlying
	Unexercised
	Options (#)	Option Exercise	Option Expiration
Name	Exercisable	Price ($)	Date
	6,200	$20.50	July 12, 2012
David A. Voight	3,300	$35.00	April 15, 2013
	4,200	$20.50	July 12, 2012
Todd A. Michel	2,200	$35.00	April 15, 2013
	5,400	$20.50	July 12, 2012
James O. Miller	2,900	$35.00	April 15, 2013
	4,200	$20.50	July 12, 2012
Charles C. Riesterer	2,200	$35.00	April 15, 2013
Potential Payments Upon Termination or Change in Control
     Mr. Voight, Mr. Michel, Mr. Miller and Mr. Riesterer each have executed a change in control agreement with the Corporation. The agreements provide that, if a change in control occurs during the term of the agreement, the Corporation will pay in a lump sum to the named executive a retention bonus equal to the annual salary of the executive. The agreement also provides that if a change in control occurs during the employment of the officer, the Corporation will employ him for twenty-four months after the change in control (the “Employment Period”). Pursuant to the agreement, the officer will receive compensation that is not less than his compensation immediately prior to the Employment Period and have the right to participate in benefit plans that are not materially less favorable than the benefit plans in which he participated immediately prior to the Employment Period. Upon a termination covered by the agreement (which may include a significant change in duties, a relocation or a failure to assume the obligations of the agreement), the officer may elect to receive from the Corporation COBRA premiums for the Corporation’s group medical insurance for a period of eighteen months plus an amount equal to two times the officer’s annual base salary immediately prior to the termination reduced by the amount of the retention bonus paid to the officer, provided that, in order to receive benefits upon termination, the officer is precluded from competition with the Corporation for a period of twelve months after the termination. In executing the agreement, the officer agreed that he will preserve the confidentiality of the Corporation’s non-public information and will not solicit the customers or employees of the Corporation for a period of twelve months after a termination.
     If a change in control occurred on December 31, 2006 and each officer with such an agreement was terminated and elected to receive all available benefits rather than preserving the opportunity to compete with the Corporation, then David A. Voight would receive a retention bonus of $240,000, a termination/severance payment of $240,000 and the cost of his COBRA premiums assuming no increase after that date would be $15,540.84. James O. Miller would receive a retention bonus of $195,000, a termination/severance payment of $195,000 and the cost of his COBRA premiums assuming no increase after that date would be $21,382.56. Todd A. Michel would receive a retention bonus of $95,000, a termination/severance payment of $95,000 and the cost of his COBRA premiums assuming no increase after that date would be $15,540.84. Charles C. Riesterer would receive a retention bonus of $117,500, a termination/severance payment of $117,500 and the cost of his COBRA premiums assuming no increase after that date would be $16,080.84.
Report of Compensation, Benefits and Liability Committee
     The Corporation’s Compensation, Benefits and Liability Committee has reviewed the Compensation Disclosure and Analysis and discussed it with management. Based upon this review and discussion, it has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Corporation’s annual report on Form 10-K, proxy or information statement.
     This report was submitted by the Compensation, Benefits and Liability Committee members who are:

Blythe A. Friedley (Chairman)	George L. Mylander (resigned at end of 2006)
James D. Heckelman	W. Patrick Murray
Principal Shareholders
     To the Corporation’s knowledge, except as noted below, no person or entity owns beneficially, directly or indirectly, five percent (5%) or more of the Corporation’s common stock as of December 31, 2006:

Name and Address of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Ownership	of Class
George L. Mylander	397,183 shares	7.31%
155 Sunset Drive
Sandusky, Ohio
Shareholder Proposals for Next Annual Meeting
     Any proposal that a shareholder wishes to have included in the proxy materials relating to the annual meeting to be held in 2008 must be received by the Secretary of the Corporation no later than November 16, 2007. If a shareholder proposal is received after January 31, 2008, the Corporation may vote in its discretion on that proposal all of the common shares for which it has received proxies for the 2008 annual meeting. Any shareholder that intends to submit a proposal other than for inclusion in the proxy materials must deliver such proposal to the Secretary of the Corporation not later than February 15, 2008 (or 15 days after the date of notice or public disclosure if the Corporation provides less than 75 days notice of the meeting), or such proposal will be considered untimely. Proposals by shareholders intended to be presented at the 2008 annual meeting should be mailed or delivered to First Citizens Banc Corp, 100 East Water Street, Sandusky, Ohio 44870, Attention: Secretary.
Other Matters
     The Board of Directors knows of no other business to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto according to the best judgment of the persons named in the proxy.

Annual Report
     The Corporation’s Annual Report is not intended to be a part of this Proxy Statement. The Corporation’s Annual Report, a consolidation of the report of operations of the Corporation and Annual Report on Form 10-K (as required under the terms of the Securities Exchange Act of 1934), for the calendar year 2006 will be presented at the annual meeting, and a copy has been mailed to shareholders with this Proxy Statement. Additional copies of such Corporation’s Annual Report are available to shareholders without charge upon request to James O. Miller, Executive Vice President, First Citizens Banc Corp, 100 East Water Street, Sandusky, Ohio 44870.
By Order of the Board of Directors
Donna J. Dalferro, Secretary
First Citizens Banc Corp

ANNEX A
Directors
     Section 1. Number and Term. The property, business and affairs of the Corporation shall be managed and controlled by the Board of Directors, no member of which shall be of the age of seventy-five (75) years or more on the date of his or her election, or the date of his or her appointment in the event of such appointment to fill a vacancy on the Board of Directors; provided, however, that such age qualification shall not apply to any person who may be serving as a member of the Board of Directors on April 14, 1997. The number of directors of the Corporation shall not be less than five nor more than twenty-five, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors. As used in these Regulations, the term “whole Board” means the total number of directors which the Corporation would have if there were no vacancies.
     ~~The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the first annual meeting of stockholders, the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting.~~ Members of the Board of Directors shall be elected each year at the annual meeting of stockholders to a one-year term. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, and any directors so chosen shall hold office until the next election of the ~~class for which such~~ directors ~~shall have been chosen~~ and until their successors shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.  ~~At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.~~

Sandusky, Ohio
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Please complete, date, sign and mail the
detached proxy card in the enclosed postage-prepaid envelope.

You can vote in one of three ways: 1) By Mail, 2) By Internet, 3) By Phone.
See the reverse side of this sheet for instructions.
IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, COMPLETE BOTH SIDES OF PROXY
CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606
DETACH PROXY CARD HERE

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.
The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting, the Corporation’s Proxy Statement for the Annual Meeting and an Annual Report for the 2006 fiscal year.

Signature ________________
Signature ________________
Date ________________, 2007
Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian or on behalf of a corporation, partnership or other legal entity, please give your full title. If shares are held jointly, each holder should sign.

IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PRE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

—TO VOTE BY MAIL—
To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.
—TO VOTE BY INTERNET—
Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
1. Read the accompanying Proxy Statement.
2. Visit our Internet voting Site at http://www.illinoisstocktransfer.com, click on the heading “Internet Voting” and follow the instructions on the screen.
3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.
Please note that all votes cast by Internet must be completed and submitted prior to Friday, April 13, 2007 at 11:59 p.m. Eastern Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.
If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail
—TO VOTE BY TELEPHONE—
Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by telephone must be completed and submitted prior to Friday, April 13, 2007 at 11:59 p.m. Eastern Time.
Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail

FIRST CITIZENS BANC CORP OF SANDUSKY, OHIO PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND UNLESS OTHERWISE MARKED WILL BE VOTED FOR ALL PROPOSALS. KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder(s) of First Citizens Banc Corp (hereinafter called “Corporation”), of Sandusky Ohio, hereby constitute(s) Blythe A. Friedley, W. Patrick Murray and J. George Williams, or each of them, proxies and attorneys of the undersigned, with full power of substitution and revocation, for and in the name of the undersigned, to attend the Twentieth Annual Meeting of said Corporation to be held April 17, 2007, at 10:00 A.M. E.D.T. and any adjournments thereof, and thereat to vote, including the right to vote cumulatively at their discretion, as specified below:
1.	To approve the proposed amendment to and restatement of the Code of Regulations ☐ FOR ☐ AGAINST ☐ ABSTAIN

2.	On the election of three (3) Directors:
☐ FOR all nominees listed below (Except, to withhold authority to vote for any individual nominee, write that nominee’s name on the space marked “Exceptions” provided below.)*

☐ WITHHOLD AUTHORITY to vote for all nominees listed below,

CLASS III 01 Laurence A. Bettcher 02 Allen R. Nickles 03 David A. Voight

*	Exceptions: ________________________________________________________________________________
3.	To approve the proposed fees for non-employee directors: ☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.
The Board of Directors recommends that shareholders vote “FOR” the nominees listed above and the proposals described above. IF NO SPECIFIED VOTE IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THOSE NOMINEES AND PROPOSALS. If any other business is presented at said meeting, the proxy shall be voted in accordance with the best judgment of the proxies appointed hereby. All shares represented by properly executed proxies will be voted as directed. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or notice in person at the meeting, or by a subsequently dated proxy.
The aforesaid proxies are hereby authorized to vote at their discretion on any other matter that may properly come before the annual meeting. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the special meeting and advising the Secretary of the shareholder’s intent to vote the share(s) or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices of First Citizens at 100 East Water Street, Sandusky, Ohio 44870, Attention: Donna J. Dalferro, Secretary. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective.
(to be signed on the other side)